Exhibit 99.1
N E W S R E L E A S E

MEDIA CONTACT
Amy Baker
VP, Corporate Communications and Marketing
MVB Bank
abaker@mvbbanking.com
(844) 682-2265

INVESTOR RELATIONS
Marcie Lipscomb
mlipscomb@mvbbanking.com
(844) 682-2265

MVB Financial Corp. Announces Strategic Sale of Victor Technologies to Jack Henry & Associates

(FAIRMONT, W.Va.) October 1, 2025 – MVB Financial Corp. (“MVB” or “MVB Financial”) (NASDAQ: MVBF), the holding company for MVB Bank, Inc. (the “Bank”), announced today that it has signed and closed a definitive agreement to sell substantially all assets and operations of Victor Technologies, Inc. (“Victor”) to Jack Henry & Associates (“Jack Henry”) (NASDAQ: JKHY) (the “Transaction”) effective September 30, 2025.

The Transaction is expected to generate a pre-tax gain of approximately $33 million to MVB, delivering significant returns on a Fintech company founded just four years ago in 2021 and incubated within MVB. The Transaction is expected to be accretive to MVB’s earnings per share, driven by improved cost structure and lower overhead expense going forward. In addition, the Transaction will provide MVB with greater flexibility to pursue certain balance sheet and capital management strategies, which may include a repositioning of some portion of the available-for-sale securities portfolio, share repurchases and/or other capital and earnings optimization strategies aimed at enhancing shareholder value over time.

Victor processes billions of dollars in payments monthly and exemplifies MVB’s strategy of building Fintech companies rather than simply banking them. Jack Henry’s 7,400 clients will strengthen Victor’s growth while MVB maintains a strategic partnership to continue participating in Victor’s success.

“This transaction validates our thesis that MVB can create substantial shareholder value by building world-class Fintech solutions,” said MVB President and CEO Larry F. Mazza. “We’ve taken Victor from concept to processing billions in monthly payments, and now we’re positioning it for strong growth through Jack Henry’s resources—while maintaining our strategic partnership.”

Partnership Ensures Continued Benefits
MVB’s ongoing partnership with Victor and Jack Henry will continue to provide customers with embedded payment solutions while realizing immediate value and participating in Victor’s accelerated growth.

“We’re not walking away – we are doubling down through the development of a reimaged partnership. Greg Adelson, CEO of Jack Henry, is a visionary and trusted partner,” Mazza explained. “Additionally, our shareholders realize immediate returns, our clients get enhanced capabilities, and we continue to benefit from Victor’s success and growth as part of Jack Henry.”

Victor’s embedded payments platform already serves Jack Henry’s clients with real-time payment processing, virtual ledgering and regulatory compliance solutions.

“This acquisition positions us to expand our reach across Jack Henry’s client network and fast-track the delivery of next-generation payment technologies.” said Victor President Maf Sonko.

Proven Fintech Builder Strategy
This transaction demonstrates MVB’s successful Fintech incubation model, proving traditional financial institutions can build and scale Fintech solutions while generating substantial returns. The deal positions MVB to continue building next-generation Fintech solutions.

MJC Partners served as financial advisor and Squire Patton Boggs (US) LLP served as legal advisor to MVB and Victor. Stinson LLP served as legal advisor to Jack Henry.

About MVB Financial Corp.
MVB Financial, the holding company of the Bank, is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF”. Through MVB’s subsidiary, the Bank, and the Bank’s subsidiaries, the Company provides financial services to individuals and corporate clients in the Mid-Atlantic region and beyond. For more information about MVB, please visit http://ir.mvbbanking.com.

About Victor Technologies, Inc.
Victor is a wholly owned subsidiary of MVB Edge Ventures, Inc., and a part of the Bank. Victor provides banking technology solutions that simplify direct Bank-Fintech partnerships. Victor APIs help technology companies and corporations embed financial solutions within their product offerings and Victor’s platform tools help banks manage Fintech partnerships and compliance at scale. For more information, visit www.victorfi.com.

About Jack Henry & Associates, Inc.®
Jack Henry™ (Nasdaq: JKHY) is a well-rounded financial technology company that strengthens connections between financial institutions and the people and businesses they serve. Jack Henry is an S&P 500 company that prioritizes openness, collaboration, and user centricity – offering banks and credit unions a vibrant ecosystem of internally developed modern capabilities as well as the ability to integrate with leading Fintechs. For nearly 50 years, Jack Henry has provided technology solutions to enable clients to innovate faster, strategically differentiate, and successfully compete while serving the evolving needs of their accountholders. Jack Henry empowers approximately 7,400 clients with people-inspired innovation, personal service, and insight-driven solutions that help reduce the barriers to financial health. Additional information is available at www.jackhenry.com.

Forward-looking Statements
MVB Financial has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this press release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning the Proposed Transaction, including the expected [timing,] and potential benefits thereof, MVB’s expected future financial results and condition, and future business plans and strategies of MVB Financial and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “can,” “should,” “will,” “plans,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. In addition, any statements that refer to projections, forecasts, or other characterizations of future events, financial results, or circumstances (including any underlying assumptions) are forward-looking. The forward-looking statements contained in this press release are based on assumptions and analyses made by MVB’s management in light of their respective experience and perception of historical trends, current conditions, expected future developments, and their potential effects on the MVB, as well as other factors they believe are appropriate in the circumstances. Note that many factors could affect the future financial results of the MVB and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; unforeseen events, such as pandemics or natural disasters, and any governmental or societal responses thereto; changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; changes in deposit classifications: operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements.

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